SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 5, 2007
                                                 ----------------

                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

         New Jersey                      1-1031                  22-0743290
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


Corporate Park III, Campus Drive, P.O. Box 6707, Somerset, NJ      08875-6707
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           (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:  (732) 469-8300
                                                     --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                                                     Page 2 of 7




                               RONSON CORPORATION
                                 FORM 8-K INDEX


                                                                           PAGE
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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION             3


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS                         3





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                                                                     Page 3 of 7



Item 2.02.     Results of Operations and Financial Condition

               On November 2, 2007, Ronson Corporation (the "Company") issued a press release in the form attached as Exhibit 99.a, which is incorporated herein by reference.


Item 9.01.     Financial Statements and Exhibits

               a) Financial Statements: None.

               b) Pro Forma Financial Information: None.

               c) Exhibits:

                  99.a) Ronson Corporation Press Release dated November 2, 2007,
                        "Ronson Reports Sales & Results of Operations in the 3rd Quarter and Nine Months of 2007".





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                                                                     Page 4 of 7

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Ronson Corporation


                                                   /s/ Daryl K. Holcomb
                                                   --------------------
                                                   Daryl K. Holcomb
                                                   Vice President,
                                                   Chief Financial Officer &
                                                   Controller

Dated:  November 5, 2007